SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Federated Enhanced Treasury Income Fund

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Proxy Statement – Please Vote Today!

Federated Enhanced Treasury Income Fund

Time is of the essence… Voting only takes a few minutes and your participation is important! Act now to help avoid additional expense.

Federated Enhanced Treasury Income Fund (the “Fund”) will hold an annual meeting of shareholders on September 14, 2012. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety.

Please note that this Proxy Statement relates to a meeting of the Fund's shareholders. It is not a meeting of shareholders of Federated Investors, Inc.

Why am I being asked to vote?

The Fund's Common Shares are listed on the New York Stock Exchange. The rules of the Exchange require that the Fund holds an annual meeting each year for the election of Trustees of the Fund.

What am I being asked to vote on?

The proposals include:

  The election of J. Christopher Donahue, Charles F. Mansfield, Jr. and Peter E. Madden as Class III Trustees by the Fund's Common Shareholders. The Board of Trustees of the Fund (the “Board”) has nominated Messrs. Donahue, Mansfield and Madden for these positions.
  The removal of the requirement that a trustee be not older than 80 years of age at the time of nomination, by amending Section 2.1 in the Fund's Declaration of Trust.

How do I vote my shares?

To vote, you may complete and return the enclosed proxy card, or vote in person at the meeting.

If you:

1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the election of the nominees named in this Proxy Statement.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.

Whom do I call if I have questions about this Proxy Statement?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-730-6001.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees of the Fund has unanimously approved these nominees.
The Board of the Fund recommends that you read the enclosed materials carefully and vote FOR the election of the nominees and FOR the amendment to the Declaration of Trust.

FEDERATED ENHANCED TREASURY INCOME FUND

NOTICE OF ANNUAL MEETING OF FUND SHAREHOLDERS
TO BE HELD SEPTEMBER 14, 2012

The Annual Meeting of the shareholders of FEDERATED ENHANCED TREASURY INCOME FUND (the “Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time), on September 14, 2012, for the following purposes:

(1)To consider election of J. Christopher Donahue, Charles F. Mansfield, Jr. and Peter E. Madden as Class III Trustees of the Fund.

(2)To remove the requirement that a trustee be not older than 80 years of age at the time of nomination by amending Section 2.1 of the Fund's Declaration of Trust.

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed June 29, 2012, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Trustees

John W. McGonigle
Secretary

July 23, 2012

PLEASE NOTE THAT THIS PROXY STATEMENT RELATES TO A MEETING OF THE FUND'S SHAREHOLDERS. IT IS NOT A MEETING OF SHAREHOLDERS OF FEDERATED INVESTORS, INC.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

FEDERATED ENHANCED TREASURY INCOME FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING

The enclosed proxy is solicited on behalf of the Board of Trustees (“Board” or “Trustees”) of Federated Enhanced Treasury Income Fund (the “Fund”). The proxies will be voted at the Annual Meeting of Shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held on September 14, 2012, at 4000 Ericsson Drive, Warrendale, Pennsylvania, at 2:00 p.m. (Eastern time) (the “Annual Meeting”).

The Annual Meeting is scheduled as a meeting of the holders of common shares (the “Common Shareholders”) of the Fund.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Fund. Such persons will receive no additional compensation for making such solicitations. In the unlikely event that a quorum is not reached in a timely manner, the Fund may also employ Broadridge Financial Solutions, Inc. as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Fund and is estimated to be approximately $9,600. Solicitations by such persons may be by telephone, facsimile, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purposes of the Annual Meeting are set forth in the accompanying Notice. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to first be mailed on or about July 23, 2012, to shareholders of record at the close of business on June 29, 2012 (the “Record Date”). On the Record Date, the Fund had outstanding the following numbers of shares:

Common Shares
Federated Enhanced Treasury Income Fund	9,473,521

The class of Fund shares listed in the table above is the only class of shares currently authorized by the Fund.

The Fund's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2011, was mailed to shareholders on or about January 30, 2012. A copy of the Annual Report will be furnished, without charge, to any shareholder of the Fund upon request by calling 1-800-730-6001. The Fund's Semi-Annual Report, which includes unaudited financial statements for the six months ended May 31, 2012, accompanies this proxy statement. The most recent shareholder reports also can be accessed from the “Products” section of the Federated Investors website at FederatedInvestors.com. The Fund's principal executive offices are located at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The Fund's toll-free telephone number is 1-800-730-6001. Federated Investment Management Company (the “Adviser”) serves as the investment adviser for the Fund and Federated Administrative Services (the “Administrator”) serves as the administrator for the Fund. The address for both the Adviser and the Administrator is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

PROPOSAL #1 – ELECTION OF J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND PETER E. MADDEN AS CLASS III TRUSTEES

In accordance with the Fund's Agreement and Declaration of Trust (the “Declaration”), the Trustees elected by the Common Shareholders of the Fund have been divided into the following three classes (each a “Class”): Class I, whose term will expire at the Fund's 2013 annual meeting of shareholders; Class II, whose term will expire at the Fund's 2014 annual meeting of shareholders; and Class III, whose term will expire at the Fund's 2012 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class III Trustees at the Annual Meeting to serve for an approximately three-year term until the 2015 annual meeting and until their successors shall be duly elected and shall qualify. The Fund's Declaration provides that a majority of the Trustees may fix the number of the entire Board and that such number shall be no less than 3 or more than 25. The Board will fix the appropriate number of Trustees from time to time. Proxies cannot be voted for a greater number of persons than the nominees named.

The following table summarizes the nominees who will stand for election by the Common Shareholders at the Annual Meeting, the respective Class of Trustees to which they have been designated, and the expiration of their respective terms if elected:

Interested Trustee	Class	Expiration of Term if Elected*
J. Christopher Donahue	Class III	2015 Annual Meeting
Independent Trustees
Peter E. Madden	Class III	2015 Annual Meeting
Charles F. Mansfield, Jr.	Class III	2015 Annual Meeting
*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxies intend to vote in favor of the election of J. Christopher Donahue, Peter E. Madden and Charles F. Mansfield, Jr. as Class III Trustees of the Fund. All of the nominees are presently serving as Trustees. Please see “Information about the Fund” for current biographical information about Messrs. Donahue, Madden and Mansfield.

In the election of the Class III Trustees, the holders of the Fund's Common Shares will vote together as a single class, with each share being entitled to one vote. In the election of Class III Trustees for the Fund, the three nominees receiving the highest numbers of votes will be elected.

The Board of Trustees of the Fund unanimously recommends that shareholders vote “FOR” the election of these nominees.

PROPOSAL #2 –  AMENDMENT OF DECLARATION OF TRUST

The Declaration of Trust for the Fund provides that any individual nominated as a Trustee shall not be older than 80 years of age at the time of nomination (the “Age Requirement”). It is proposed that the Declaration of Trust for the Fund be amended to delete the Age Requirement by revising Section 2.1 to read as follows:

“2.1 Number and Qualifications .. Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than 3 or more than 25. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term unless the Trustee is specifically removed pursuant to Section 2.3 of this Article II at the time of decrease. An individual nominated as a Trustee shall be at least 21 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.”

To amend the Declaration of Trust, approval is required by: (i) a majority of the Trustees and not less than 75% of the Shares of each affected class, voting as separate classes or series; or (ii) 80% of the Trustees and either: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such company, whichever is the less.

The Board of Trustees of the Fund unanimously recommends that shareholders vote “FOR” the approval of this amendment.

INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Annual Meeting

In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected.

Only shareholders of record on the Record Date are entitled to vote at the Annual Meeting. Each Common Share of the Fund is entitled to one vote on all matters to be voted on by that class of shares. Fractional shares are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights in the election of Trustees.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy , the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.

In order to hold the Fund's annual meeting, a “quorum” of shareholders must be present. Holders of one-third of the total number of outstanding Common Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class III Trustees and any other matter which is properly presented for action by the Shareholders at the Fund's annual meeting. However, to amend Section 2.1 of the Declaration of Trust, approval is required by: (i) a majority of the Trustees and not less than 75% of the Shares of each affected class, voting as separate classes or series; or (ii) 80% of the Trustees and either: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such company, whichever is the less.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether a quorum is present at the meeting. Abstentions and “broker non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but: (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will not be counted as votes cast. Because the Fund requires a plurality of votes to elect each of the nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1. However, abstentions and broker non-votes will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval, which could have an effect on the outcome of Proposal 2.

If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the session of the Annual Meeting to be adjourned. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.

All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

About the Trustees

The following table provides a complete listing of the Fund's Board of Trustees. Only Messrs. Donahue, Madden and Mansfield are nominees for election at the Annual Meeting.

Board of Trustees

The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the Shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Federated Fund Complex consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and, except with respect to the Fund, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, serves for an indefinite term. John W. McGonigle oversees three portfolios in the Federated Fund Complex.

Qualifications of Interested Trustees

Individual Trustee qualifications are noted in the “Interested Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Interested Trustee: outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and appropriate interpersonal skills to work effectively with other Trustees.

Interested Trustees Background and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (calendar year 2011)	Year of Term Expiration
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
	Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd. Qualifications: Legal, business management, mutual fund and director experience.	$0	$0	2015+
John W. McGonigle* Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT, SECRETARY AND TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Administrative Services; Director, Federated Administrative Services, Inc.; Trustee, Federated International – Europe GmbH; Trustee, Federated International Holdings BV; Trustee and Chairman, Federated International Management Ltd.; Trustee, Federated Investors Management Company.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
	Qualifications: Legal, business management, mutual fund and director experience.	$0	$0	2013
*	Reasons for “interested” status: J. Christopher Donahue and John W. McGonigle are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly.
  Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age for Independent Trustees of 73 years.
  Possesses no conflicts which would interfere with qualifying as Independent Trustee.

  Appropriate interpersonal skills to work effectively with other Independent Trustees.
  Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies.
  Diversity of background.

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (calendar year 2011)	Year of Term Expiration
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services). Previous Position: Partner, Andersen Worldwide SC. Qualifications: Public accounting and director experience.	$1,130.58	$247,500	2014
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
	Qualifications: Business management and director experience.	$1,027.81	$225,000	2014
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct professor of law, Duquesne University School of Law. Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County. Previous Positions: Pennsylvania Superior Court Judge. Qualifications: Legal and director experience.	$1,027.81	$223,567.97	2014
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. Qualifications: Business management, mutual fund services and director experience.	$1,416.09	$310,000	2015+

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Funds and Federated Fund Complex (calendar year 2011)	Year of Term Expiration
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
	Qualifications: Banking, business management, education and director experience.	$1,156.28	$253,125	2015+
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
	Qualifications: Business management, mutual fund, director and investment experience.	$1,130.58	$247,500	2013
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. Qualifications: Business management and director experience.	$1,130.58	$247,500	2013
+	If elected.

Board Leadership Structure

As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates, or (other than his position as a Trustee) with the Fund.

Board's Role in Risk Oversight

The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks.

On behalf of the Board, the Audit Committee plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies

Interested Board Member Name	Dollar Range of Shares Owned in Federated Enhanced Treasury Income Fund (as of June 29, 2012)	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies (as of December 31, 2011)
J. Christopher Donahue	$50,001 - $100,000	Over $100,000
John W. McGonigle	None	Over $100,000
Independent Board Member Name
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O'Neill	None	Over $100,000
John S. Walsh	None	Over $100,000

Officers of the Fund

The executive officers of the Fund are elected annually by the Board of Trustees. Each officer holds the office until qualification of his or her successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

Officers*

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: December 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER AND SENIOR VICE PRESIDENT Began serving: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
*	Officers do not receive any compensation from the Funds.

Share Ownership of the Fund

As of June 29, 2012, the following Trustee and/or Officer owned shares of the Fund:

Name	Position(s)	Shares Owned
J. Christopher Donahue	President and Trustee	5,550
Donald Ellenberger	Vice President	321

As of June 29, 2012, no other officer or Trustee of the Fund beneficially owned any shares of the Fund. The officers and Trustees of the Fund collectively own less than 1% of each class of the Fund's outstanding shares.

As of June 29, 2012, to the best of the Fund's knowledge, the following persons owned of record 5% or more of the outstanding Common Shares of the Fund:

Name	Shares Owned
Cede & Co., New York, NY	9,375,943 (98.97%)

The Fund received notice of filings on Schedule 13G indicating that a shareholder owned more than 5% of a class of the Fund's shares. The following is information relating to these shareholders:

Name	Date of Filing	Shares Owned
Wells Fargo & Company, San Francisco, CA	January 25, 2012	718,335 (7.51%)
Wells Capital Management Inc., San Francisco, CA	January 25, 2012	692,987 (7.24%)
Karpus Investment Management, New York, NY	February 14, 2012	776,068 (8.11%)
The Charger Corp., Wheaton, IL; First Trust Portfolios L.P., Wheaton, IL; First Trust Advisors L.P., Wheaton, IL	May 10, 2012	2,029,993 (21.2%)

Meetings of the Board

The Board of the Fund met four times during the fiscal year ended November 30, 2011 (“fiscal 2011”). Each Trustee attended at least 75% of the total number of meetings in fiscal 2011 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee's service.

Committees of the Board

Executive Committee

The Executive Committee of the Fund currently consists of Peter E. Madden and John S. Walsh. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2011, the Executive Committee met on two occasions.

Audit Committee

The Audit Committee of the Fund currently consists of Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh. Mr. Walsh is Chairman of the Audit Committee and Mr. O'Neill is Vice Chairman of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent,” as defined by the listing standards of the New York Stock Exchange.

The purpose of the Fund's Audit Committee is to oversee the accounting and financial reporting process of the Fund, its internal control over financial reporting, and the quality, integrity and independent audit of the Fund's financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Fund's internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Fund's auditors, legal counsel and responsible officers. In fiscal 2011, the Audit Committee met on seven occasions.

A report of the Audit Committee is attached as Exhibit A to this Proxy Statement.

Nominating Committee

The Nominating Committee of the Fund currently consists of all of the Fund's Independent Trustees, as identified in the table above. Mr. Madden serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and met on one occasion during fiscal 2011.

The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Fund, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

Shareholder Communications

A shareholder who wishes to communicate with the Board of the Fund, a Committee of the Board of the Fund or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund's address appearing on page 1.

The Fund does not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Annual Meeting.

INDEPENDENT AUDITORS

Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Fund for fiscal 2012. Ernst & Young LLP audited the financial statements of the Fund in fiscal 2011. It is not expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement or respond to appropriate questions.

The following table shows the fees billed by Ernst & Young LLP for the Fund's last two fiscal years for services to the Fund and to the Adviser and its affiliates that provide ongoing services to the Fund:

	Year Ended November 30, 2011				Year Ended November 30, 2010
	Audit Fees	Audit- Related Fees	Tax Fees[1]	All Other Fees	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Federated Enhanced Treasury Income Fund	$32,250	—	—	—	$25,400	—	—	$24(2)
Federated Investment Management Company and its affiliates that provide ongoing services to the Fund	—	—	$3,576	—	—	—	—	$20,264(3)
1	These services consisted of tax preparation fees for fiscal year end 2010.
2	These services consisted of travel to audit committee meeting.
3	These services consisted of issuance of consents and bringdown and comfort letters in conjunction with commencement of fund operations.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by the Fund during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:

Federated Enhanced Treasury Income Fund:

2011	–	0%
2010	–	0%

Federated Investment Management Company and affiliates:

2011	–	0%
2010	–	0%

Non-Audit Fees billed to the Fund, the Fund's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011	–	$312,095
Fiscal year ended 2010	–	$297,710

The Fund's Audit Committee has considered whether the auditor's provision of non-audit services that were rendered to the Fund's adviser (and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund) and that were not pre-approved is compatible with maintaining the auditor's independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the Investment Company Act of 1940 require that the Fund's Trustees and officers, the Fund's investment advisor and its affiliated persons, and beneficial owners of more than 10% of any class of the Fund's outstanding securities (“Reporting Persons”) file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of the Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Fund, the Fund believes that all Reporting Persons have made all filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Fund for the Fund's fiscal year ended November 30, 2011, with the following exception: Statement of Changes in Beneficial Ownership of Securities (Form 4) for Donald Ellenberger, Vice President of the Fund, was not filed in a timely fashion.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Shareholder proposals meeting tests contained in the SEC's proxy rules may, under certain conditions, be included in the Fund's proxy statement for a particular annual shareholder meeting. Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in the Fund's proxy statement for its 2013 annual meeting of shareholders must be received by the Fund, at the address indicated on page 1 of this Proxy Statement, not later than March 15, 2013. In order for a proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Fund at such address not later than June 3, 2013. To be valid, any proposal must include all of the information specified in the Fund's by-laws and comply with all applicable legal requirements. Timely submission of a shareholder proposal does not guarantee that such proposal will be included in the Fund's proxy statement or otherwise be eligible for presentation at the shareholder meeting.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

SHAREHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, DATING AND SIGNING
THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

John W. McGonigle
Secretary

July 23, 2012

FEDERATED ENHANCED TREASURY INCOME FUND

Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or contact the Fund at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561.

EXHIBIT A
(approved by the Audit Committee on May 18, 2012)

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange.

The Fund's management has the primary responsibility for the preparation, presentation and integrity of the Fund's financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether the Fund's audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed the Fund's audited financial statements for the year ended November 30, 2011 and has discussed the financial statements with management and with Ernst & Young LLP, the Fund's independent registered public accounting firm for 2011. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence.

Based on the reviews and discussions described above, the Audit Committee authorized the inclusion of the Fund's audited financial statements in the Fund's Annual Report for the fiscal year ended November 30, 2011, filed with the Securities and Exchange Commission.

Respectfully submitted:

John S. Walsh, Audit Committee Chairman
Thomas M. O'Neill, Audit Committee Vice Chairman
Nicholas P. Constantakis, Audit Committee Member
Charles F. Mansfield, Jr., Audit Committee Member

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

CUSIP 314162108

Q451215 (7/12)

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

FEDERATED ENHANCED TREASURY INCOME FUND

Common Shares

Proxy for Annual Meeting of Shareholders to be held September 14, 2012

The undersigned hereby appoints Catherine C. Ryan, Mark R. Thompson, Erin J. Dugan and Leslie K. Ross, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Enhanced Treasury Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 14, 2012, at 4000 Ericsson Drive, Warrendale, Pennsylvania, at 2:00 p.m. (Eastern time), and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

A vote FOR the proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

1. To consider election of J. Christopher Donahue, Charles F. Mansfield, Jr. and Peter E. Madden as Class III Trustees of the Fund. Nominees: J. Christopher Donahue, Peter E. Madden and Charles F. Mansfield, Jr.

FOR all nominees [ ]

WITHHOLD AUTHORITY

TO VOTE for all nominees [ ]

FOR ALL EXCEPT* [ ]

*(Instruction: to withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

_________________________________________

2. Approve Amendment to Declaration of Trust.

FOR [ ]

AGAINST [ ]

ABSTAIN [ ]

Date

____________________________

Signature

____________________________

Signature (Joint Owners)

Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

To vote by mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Semi-Annual Report are available at: https://www.federatedinvestors.com/FII/daf/pdf/regulatory/proxy/Q4515215.pdf and http://www.federatedinvestors.com/FII/daf/pdf/regulatory/semi annual report/Q450548.pdf